KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Alabama Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Alabama Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALABAMA MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                     ___________________
this card as soon as possible.                                   Date
Mark with an X in the box.                     _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of California Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of California Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                    ___________________
this card as soon as possible.                                  Date
Mark with an X in the box.                    _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Florida Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Florida Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FLORIDA MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                            ___________________
this card as soon as possible.                                          Date
Mark with an X in the box.                            _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Georgia Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Georgia Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GEORGIA MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                          ___________________
this card as soon as possible.                                        Date
Mark with an X in the box.                          _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Maryland Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Maryland Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MARYLAND MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                             ___________________
this card as soon as possible.                                           Date
Mark with an X in the box.                             _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Michigan Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Michigan Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MICHIGAN MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                            ___________________
this card as soon as possible.                                          Date
Mark with an X in the box.                            _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Minnesota Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Minnesota Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MINNESOTA MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                          ___________________
this card as soon as possible.                                        Date
Mark with an X in the box.                          _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of New Jersey Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of New Jersey Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEW JERSEY MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                          ___________________
this card as soon as possible.                                        Date
Mark with an X in the box.                          _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of New York Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of New York Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEW YORK MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                            ___________________
this card as soon as possible.                                          Date
Mark with an X in the box.                            _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of North Carolina Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of North Carolina Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NORTH CAROLINA MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                     ___________________
this card as soon as possible.                                   Date
Mark with an X in the box.                     _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Tennessee Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Tennessee Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TENNESSEE MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                       ___________________
this card as soon as possible.                                     Date
Mark with an X in the box.                       _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Virginia Municipal Cash Trust hereby appoint Anthony R. Bosch, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Virginia Municipal Cash Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:30 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VIRGINIA MUNICIPAL CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Vote on Proposal

1. To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr., as Trustees of the Trust


                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        ----------------------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return                         ___________________
this card as soon as possible.                                       Date
Mark with an X in the box.                         _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                 PROXY STATEMENT

                            FEDERATED MUNICIPAL TRUST

                          Alabama Municipal Cash Trust
                         California Municipal Cash Trust
                          Florida Municipal Cash Trust
                          Georgia Municipal Cash Trust
                          Maryland Municipal Cash Trust
                          Michigan Municipal Cash Trust
                         Minnesota Municipal Cash Trust
                         New Jersey Municipal Cash Trust
                          New York Municipal Cash Trust
                       North Carolina Municipal Cash Trust
                         Tennessee Municipal Cash Trust
                          Virginia Municipal Cash Trust

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 1998

      A special meeting of the shareholders of Federated Municipal Trust (the "Trust") will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:30 p.m. (Eastern time), on April 23, 1998, for the following purposes:

            (1)   To elect four Trustees.

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Trustees has fixed February 24, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Trustees



                                                John W. McGonigle
                                                Secretary

March 9, 1998

--------------------------------------------------------------------------------
SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

2


                                 PROXY STATEMENT

                            FEDERATED MUNICIPAL TRUST

                          Alabama Municipal Cash Trust
                         California Municipal Cash Trust
                          Florida Municipal Cash Trust
                          Georgia Municipal Cash Trust
                          Maryland Municipal Cash Trust
                          Michigan Municipal Cash Trust
                         Minnesota Municipal Cash Trust
                         New Jersey Municipal Cash Trust
                          New York Municipal Cash Trust
                       North Carolina Municipal Cash Trust
                         Tennessee Municipal Cash Trust
                          Virginia Municipal Cash Trust

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the funds listed above (each fund individually referred to as a "Fund" or collectively as the "Funds") to be held on April 23, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:30 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Funds or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to be beneficial owners of Shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March 9, 1998, to shareholders of record at the close of business on February 24, 1998 (the "Record Date").

      The following table sets forth the number of Shares of beneficial interest ("Shares") of each Fund, by class, which were outstanding as of the Record Date, each Share being entitled to one vote.

                                                      Number of Shares
                                                      ___Outstanding___

Alabama Municipal Cash Trust                             181,551,591

California Municipal Cash Trust
      Institutional Service Shares                       315,256,611
      Institutional Shares                               47,476,328

Florida Municipal Cash Trust
      Cash II Shares                                     110,315,768
      Institutional Shares                               665,216,403

Georgia Municipal Cash Trust                             167,038,697

Maryland Municipal Cash Trust                            56,245,105

Michigan Municipal Cash Trust
      Institutional Service Shares                       160,720,910
      Institutional Shares                               18,565,732

Minnesota Municipal Cash Trust
      Cash Series Shares                                 271,633,144
      Institutional Shares                               337,072,432

New Jersey Municipal Cash Trust
      Institutional Service Shares                       58,645,133
      Institutional Shares                               161,662,683

New York Municipal Cash Trust
      Cash II Shares                                     27,711,433
      Institutional Service Shares                       544,423,651

North Carolina Municipal Cash Trust                      199,202,224

Tennessee Municipal Cash Trust
      Institutional Service Shares                       31,588,145
      Institutional Shares                               25,155,806

Virginia Municipal Cash Trust
      Institutional Service Shares                       208,517,233
      Institutional Shares                               35,756,618

      The Funds' annual prospectuses, which include audited financial statements for the fiscal year ended October 31, 1997, were previously mailed to shareholders. Requests for reports or other information may be made in writing to the Trust's principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

-----------------------------------------------------------------------------
                           ELECTION OF FOUR TRUSTEES
------------------------------------------------------------------------------

The persons  named as proxies  intend to vote in favor of the election of Thomas
G. Bigley, John T. Conroy, Jr., Peter E. Madden and John E. Murray, Jr. as Trustees of the Trust. All of the nominees are presently serving as Trustees. Please see "Information about the Trust" for current biographical information about Messrs. Bigley, Conroy, Madden and Murray.

      Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board.

      All Nominees have consented to continue to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee.

      If any nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the Trustees who are not interested persons of the Trust. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.



                           INFORMATION ABOUT THE TRUST


Quorum and Voting Requirements

      Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of each Fund is entitled to one vote. Fractional Shares are entitled to proportionate Shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the Shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding Shares of the Funds, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a plurality of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournment for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy. at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

About the Election of Trustees

      When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding Shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

      Trustees standing for election and Trustees previously elected are listed below with their addresses, birthdates, present positions with the Trust, and principal occupations during the past five years. The companies or organizations related to the principal occupations of Trustees standing for election are not affiliated with the Funds.


Trustees Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Previously Elected Trustees

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 29, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public  Relations/Marketing/Conference  Planning;  Director  or  Trustee  of the
Funds.

* This  Trustee  is deemed to be an  "interested  person" as defined in the 1940
Act.

# Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.



As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WCT Funds; WesMark Funds; and World Investment Series, Inc.


Share Ownership of the Trust

Officers and Trustees of the Funds own less than 1% of the Funds' outstanding Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Shares of the Funds:

Alabama Municipal Cash Trust: Hubco, Birmingham, Alabama, owned approximately 45,983,724 shares (25.33%); and Lynspen & Co., Birmingham, Alabama, owned approximately 33,303,678 shares (18.34%). California Municipal Cash Trust (Institutional Service Shares): Piper Jaffray Inc., Minneapolis, Minnesota, owned approximately 40,779,851 shares (12.94%); Swiss Bank Corporation, New York, New York, owned approximately 35,340,030 shares (11.21%); Naidot & Co., Woodbridge, New Jersey, owned approximately 27,978,400 shares (8.88%); State Street Bank & Trust, North Quincy, Massachusetts, owned approximately 20,924,038 shares (6.64%); and Citibank NA, Long Island City, New York, owned approximately 20,072,723 shares (6.37%). California Municipal Cash Trust (Institutional Shares): Repub & Co., Los Angeles, California, owned approximately 13,699,300 shares (28.86%); Palsan Company, San Francisco, California, owned approximately 9,636,348 shares (20.30%); SBT & Co., La Jolla, California, owned approximately 6,011,508 shares (12.66%); Santa Monica Bank, Santa Monica, California, owned approximately 5,933,185 shares (12.50%); Key Trust Co., Cleveland, Ohio, owned approximately 4,100,000 shares (8.64%); and Union Safe Deposit Bank, Stockton, California, owned approximately 3,583,509 shares (7.55%). Florida Municipal Cash Trust (Cash II Shares): Trustman-Suntrust Bank, Atlanta, Georgia, owned approximately 109,136,540 shares (98.93%). Florida Municipal Cash Trust (Institutional Shares): Charles Schwab & Co. Inc., San Francisco, California, owned approximately 444,412,359 shares (66.80%); and Calhoun & Co., Detroit, Michigan, owned approximately 48,237,547 shares (7.25%). Georgia Municipal Cash
Trust: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, owned approximately 23,560,380 shares (14.10%); Cobatco, Columbus, Georgia, owned approximately 22,679,596 shares (13.58%); First Union National Bank, Charlotte, North Carolina, owned approximately 17,016,889 shares (10.19%); BHC Securities Inc., Philadelphia, Pennsylvania, owned approximately 15,902,129 shares (9.52%). Maryland Municipal Cash Trust: Arthur L. Smith & Lola L. Smith, Baltimore, Maryland, owned approximately 9,022,997 shares (16.04%); First Union Capital Markets Corp., Charlotte, North Carolina, owned approximately 8,821,873 shares (15.68%); David Ritz, Potomac, Maryland, owned approximately 3,387,392 shares (6.02%). Michigan Municipal Cash Trust (Institutional Service Shares): McDonald & Co. Securities Inc., Cincinnati, Ohio, owned approximately 56,580,631 shares (35.20%); Enbanco, Traverse City, Michigan, owned approximately 8,456,584 shares (5.26%). Michigan Municipal Cash Trust (Institutional Shares): First Mar & Co., Marquette, Michigan, owned approximately 9,697,960 shares (52.24%); Sunatco Partnership, Hancock, Michigan, owned approximately 6,071,067 shares (32.70%); and Huntington Tax-Free Bond Fund, Holland, Michigan, owned approximately 1,005,924 shares (5.42%). Minnesota Municipal Cash Trust (Cash Series Shares):
Norwest Investment Services Inc., Minneapolis, Minnesota, owned approximately 68,194,115 shares (25.11%); Piper Jaffray Inc., Minneapolis, Minnesota, owned approximately 47,105,521 shares (17.34%); FBS Investment Services Inc., Minneapolis, Minnesota, owned approximately 37,976,114 shares (13.98%); MJK Clearing, Minneapolis, Minnesota, owned approximately 28,584,098 shares (10.52%); and Regional Operations Group-Interra Clearing Services, Minneapolis, Minnesota, owned approximately 22,487,549 shares (8.28%). Minnesota Municipal Cash Trust (Institutional Shares): VAR & Co., St. Paul, Minnesota, owned approximately 219,295,473 shares (65.06%); and Resource Bank & Trust Co., Minneapolis, Minnesota, owned approximately 50,667,790 shares (15.03%). New Jersey Municipal Cash Trust (Institutional Service Shares): Fiduciary Tr. Co. International, New York, New York, owned approximately 10,940,500 shares (18.66%); First Union National Bank, Charlotte, North Carolina, owned approximately 6,687,993 shares (11.40%); Radnor Alloys Inc., Cranbury, New Jersey, owned approximately 5,604,659 shares (9.56%); Managed Healthcare System of NJ, New York, New York, owned approximately 5,264,823 shares (8.98%); and Victers Three D Inc., Maywood, New Jersey, owned approximately 4,040,440 shares (6.89%). New Jersey Municipal Cash Trust (Institutional Shares): Fleet Securities Corp., Rochester, New York, owned approximately 46,598,172 shares (28.82%); Fiduciary Tr. Co. International, New York, New York, owned approximately 36,748,000 shares (22.73%); United National Bank, Bridgewater, New Jersey, owned approximately 21,530,107 shares (13.32%); Corestates Bank NA, Philadelphia, Pennsylvania, owned approximately 15,871,766 shares (9.82%); Tellson & Co., Gladstone, New Jersey, owned approximately 15,760,532 shares (9.75%); and The Bopac Company, Clifton, New Jersey, owned approximately 11,658,560 shares (7.21%). New York Municipal Cash Trust (Cash II Shares): North Fork Bank, Mattituck, New York, owned approximately 4,723,265 shares (17.04%); Barrons Educational Series Inc., Hauppa, New York, owned approximately 4,223,474 shares (15.24%); Compass Investment Svcs Corp., Melville, New York, owned approximately 2,738,001 shares (9.88%); and Kent Michael Wolgemuth, New York, New York, owned approximately 1,481,443 shares (5.35%). New York Municipal Cash Trust (Institutional Service Shares): Fiduciary Tr Co International, New York, New York, owned approximately 112,335,000 shares (20.63%); and Fleet Securities Corp., Rochester, New York, owned approximately 63,312,412 shares (11.63%). North Carolina Municipal Cash Trust: First Union National Bank, Charlotte, North Carolina, owned approximately 56,804,670 shares (28.52%); Nations Housing Fund, Columbia, Maryland, owned approximately 12,037,659 shares (6.04%); Stephens Inc., Little Rock, Arkansas, owned approximately 11,753,811 shares (5.90%); and Scott & Stringfellow Inc., Richmond, Virginia, owned approximately 9,968,785 shares (5.00%). Tennessee Municipal Cash Trust (Institutional Service Shares):
Okeena & Co., Dyersburg, Tennessee, owned approximately 4,789,578 shares (15.16%); BHC Securities Inc., Philadelphia, Pennsylvania, owned approximately 4,264,659 shares (13.50%); Lassiter, Tidwell & Hildebrand PLLC, Nashville, Tennessee, owned approximately 3,106,125 shares (9.83%); Derril Reeves & Margaret Reeves, Brentwood, Tennessee, owned approximately 2,060,376 shares (6.52%); and Joseph C. Hutts & Sandra H. Hutts, Brentwood Tennessee, owned approximately 1,750,803 shares (5.54%). Tennessee Municipal Cash Trust (Institutional Shares): Trust Co. of Knoxville, Knoxville, Tennessee, owned approximately 10,703,702 shares (42.55%); Reep & Co., Chattanooga, Tennessee, owned approximately 8,456,235 shares (33.62%); Sharp Market & Company, Knoxville, Tennessee, owned approximately 3,363,750 shares (13.37%); Chase Manhattan Bank, Brooklyn, New York, owned approximately 1,265,466 shares (5.03%). Virginia Municipal Cash Trust (Institutional Service Shares): Scott & Stringfellow Inc., Richmond, Virginia, owned approximately 44,277,954 shares (21.23%); and First Union National Bank, Charlotte, North Carolina, owned approximately 12,883,689 shares (6.18%). Virginia Municipal Cash Trust (Institutional Shares): Old Dominion Trust Co., Norfolk, Virginia, owned approximately 6,144,194 shares (17.18%); Comfort & Co., Hampton, Virginia, owned approximately 5,470,717 shares (15.30%); Eamco, Washington, DC, owned approximately 5,089,081 shares (14.23%); Warrtrust & Company, Warrenton, Virginia, owned approximately 4,678,644 shares (13.08%); and Vatco, Richmond, Virginia, owned approximately 4,307,901 shares (12.05%).

Trustee Compensation



                         Aggregate
Name,                  Compensation
Position With              From                  Total Compensation Paid
Trust                     Trust*#                  From Fund Complex
--------------------------------------------------------------------------------

John F. Donahue,            $0          $-0- for the Trust and
Chairman and Trustee                    56 other investment companies in the Complex

Glen R. Johnson             $0          $0 for the Trust and
President and Trustee                   18 other investment companies in the Complex

Thomas G. Bigley        $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John T. Conroy          $4,443          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

William J. Copeland     $4,443          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

James E. Dowd           $4,443          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Lawrence D. Ellis, M.D. $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Edward L. Flaherty, Jr. $4,443          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Peter E. Madden         $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John E. Murray, Jr.     $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Wesley W. Posvar        $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Marjorie P. Smuts       $4,038          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

  The information is provided for the last calendar year.

      During the fiscal year ended October 31, 1997, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

      Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Funds' accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Funds' procedures for internal auditing, and reviewing the Funds' system of internal accounting controls.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended October 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Trust

      The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 29, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

None of the Officers of the Trust received salaries from the Trust during the fiscal year ended October 31, 1997.

      Federated Services Company, a subsidiary of Federated Investors, is the Funds' administrator and provides administrative personnel and services to the Funds for a fee as described in the prospectus. For the fiscal year ended October 31, 1997, Federated Services Company earned the amounts set forth below:

Alabama Municipal Cash Trust              $166,497
California Municipal Cash Trust           $167,256
Florida Municipal Cash Trust              $437,669
Georgia Municipal Cash Trust              $125,351
Maryland Municipal Cash Trust             $125,000
Michigan Municipal Cash Trust             $155,000
Minnesota Municipal Cash Trust            $338,975
New Jersey Municipal Cash Trust           $669,639 ($176,158 waived)
New York Municipal Cash Trust             $337,389
North Carolina Municipal Cash Trust       $126,345
Tennessee Municipal Cash Trust            $154,970
Virginia Municipal Cash Trust             $166,299


OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY


      The Funds are not required, and do not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Municipal Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.




     SHAREHOLDERS                                  ARE REQUESTED TO COMPLETE,
                                                   DATE AND SIGN THE ENCLOSED
                                                   PROXY CARD AND RETURN IT IN
                                                   THE ENCLOSED ENVELOPE, WHICH
                                                   NEEDS NO POSTAGE IF MAILED IN
                                                   THE UNITED STATES.




                                                        By Order of the Trustees


                                                               John W. McGonigle
                                                                       Secretary
March 9, 1998

                            FEDERATED MUNICIPAL TRUST
                          Alabama Municipal Cash Trust
                         California Municipal Cash Trust
                          Florida Municipal Cash Trust
                          Georgia Municipal Cash Trust
                          Maryland Municipal Cash Trust
                          Michigan Municipal Cash Trust
                         Minnesota Municipal Cash Trust
                         New Jersey Municipal Cash Trust
                          New York Municipal Cash Trust
                       North Carolina Municipal Cash Trust
                         Tennessee Municipal Cash Trust
                          Virginia Municipal Cash Trust





Investment Adviser
FEDERATED MANAGEMENT
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779




Cusip 314229790                                             Cusip 314229402
Cusip 314229766                                             Cusip 314229600
Cusip 314229675                                             Cusip 314229709
Cusip 314229758                                             Cusip 314229741
Cusip 314229683                                             Cusip 314229733
Cusip 314229691                                             Cusip 314229782
Cusip 314229774                                             Cusip 314229634
Cusip 314229725                                             Cusip 314229642
Cusip 314229667                                             Cusip 314229816
Cusip 314229873                                             Cusip 314229824


G02300-02 (3/98)


                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


FEDERATED MUNICIPAL TRUST
 ................................................................................
(Name of Registrant as Specified In Its Charter)


Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X ]No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------
      3) Filing Party:
         ---------------------------------------------------------------
      4) Date Filed: